VIA FACSIMILE and U.S. MAIL

                                           July 18, 2003

Carl F. Schoeppl, Esquire
Schoeppl & Burke, PA.
Suite 207-D
4800 North Federal Highway
Boca Raton, Florida 33431-5176

         Re:      Inglobalvest,Inc.
                  ChampionLyte Holdings,Inc. vs. Inglobalvest,Inc., et al. Case No. 2003 CA 005662 AF

     Privileged and Confidential. For settlement discussion purposes only.

Dear Mr. Schoeppl:

         This letter is written to confirm and outline the terms of the settlement regarding the above referenced matter. It is my understanding that you will meet with the Board to finalize your acceptance of the following:

I. The Plaintiff agrees to pay to Inglobalvest, Inc. the total sum of $125,000.00. The payment shall be structured as follows:

         a. $20,000.00 is to be placed in the Schoeppl & Burke, P.A., Trust Account on or before the close of business Monday, July 21, 2003. Schoeppl & Burke, P.A. shall then transfer such funds to the Furr and Cohen, P.A. Trust Account on or before the close of business on Tuesday, July 22, 2003. This money shall be kept in the firm trust account until such time as the settlement has been completed, and applied to the Settlement Amount as to the final payment due thereunder. If the ful1 terms of the settlement are not completed, the $20,000.00 shall be immediately forfeited to Inglobalvest, Inc.

         b. Inglobalvest, Inc., shall be assigned the UCC-1 Promissory Notes and all other documents in relation to the outstanding balance held by Churchill in the amount of $50,000.00. This assignment is intended not only as a form of payment but also to act as additional security for the payment of the settlement terms herein. Plaintiff shall contact and advise Churchill's creditors that all secured funds shall be made payable to the Furr and Cohen, P.A. Trust Account and forwarded to the address above.

         c. The remaining balance shall be paid in full to Inglobalvest, Inc. C/O Furr and Cohen, P.A. on or before the close of business Wednesday, August 20, 2003.

II. On or before the close of business on Monday, July 21,2003, the Plaintiff and Inglobalvest, Steve Sherb, Barry Patterson, Uche Osuji, and Chistopher A. Valleau shall prepare and file a stipulation for the stay of the above-captioned action pending the discharge of the obligations of the parties under the settlement agreement. In the event that Inglobalvest, Steve Sherb, Barry Patterson, and Uche Osuji fully comply with their obligations under the settlement agreement, then the Plaintiff will file a dismissal, with prejudice, of the above-captioned action with respect to those parties. In the event that Christopher A. Valleau fully satisfies his obligations under the Settlement Agreement, then the Plaintiff will file a dismissal, without prejudice, of the above-captioned action with respect to him. The Plaintiff authorize the counsel for Inglobalvest, Steve Sherb, Barry Patterson, Uche Osuji and Christopher A. Valleau to present the stipulation for the stay for the Court for approval.

Carl F. Schoeppl, Esquire
July 18, 2003
Page 2

III. Championlyte Holdings, Inc. f/k/a Championlyte Products, Inc. and the holders of the rights of the U.S. Bancorp Series II Preferred Stock shall execute a full release and covenant not to sue in favor of Inglobalvest, Inc., Steve Sherb, Barry Patterson and Uche Osuji; provided, however, that Inglobalvest, Steve Sherb, Barry Patterson, and Uche Osuji fully comply with their obligations under the settlement agreement. Inglobalvest, Steve Sherb, Barry Patterson, and Uche Osuji shall execute a full release and covenant not to sue in favor of Championlyte Holdings, Inc. f/k/a ChampionLyte Products, Inc. and the holders of the rights of the U.S. Bancorp Series II Preferred Stock; provided, however, that the Plantiff fully complies with its obligations under the settlement agreement.

IV. Plantiff shall issue a written statement which specifically exculpates Inglobalvest, Inc., Steve Sherb, Barry Patterson and Uche Osuji from any fradulent acts as alleged in the Complaint.

V. Plaintiff agrees to pay Christopher A. Valleau the sum of $3,000.00 via 6 equal monthly installments of $500.00 each. Christopher A. Valleau agrees to forfeit the balance of his unpaid salary and retire all stock options, and shall execute a full release and covenant not to sue in favor of ChampionLyte Holdings, Inc. f/k/a Championlyte Products, Inc. and the holders of their rights of U.S. Bancorp. Series II Preferred Stock.

VI. In the event a capital call, investment or loan becomes necessary in the ordinary course of business to the extent the funds deposited in OFSC's and receivables received by OFSC during the pendency of the settlement agreement are insufficient to cover such capital calls, investments, or loans, the Plaintiff agrees that, after twenty-four(24) hours notice, OFSC shall be entitled to enter into agreements to faciliate the capital requirements and the $125,000.00 settlement figure herein shall be increased accordingly or paid back by OFSC according to the terms contained therein.

VII. Upon the execution of this settlement agreement, Inglobalvest, Steve Sherb, Barry Patterson, Uche Osuji, and Christopher A. Valleau agree that they will not file or cause to be filed, directly or indirectly, or otherwise be in any way involved in the filing of an involuntary bankruptcy petition with respect to Championlyte Holdings, Inc. f/k/a Championlyte Products, Inc. and/or its predecessors, successors, assigns, affiliates, parents, or subsidiaries. In the event that Inglobalvest, Steve Sherb, Barry Patterson and Uche Osuji, or Christopher A. Valleau violate this provision before the funding of the settlement agreement is complete, then the Plaintiff will be able to assert such violation as evidence of bad faith in connection with such filing. In the event that Inglobalvest, Steve Sherb, Barry Patterson, Uche Osuji, or Christopher A. Valleau violate this provision after the funding of the settlement agreement is complete, then Inglobalvest, Steve Sherb, Barry Patterson and Uche Osuji, and Christopher A. Valleau agree that such filing will be in bad faith, and the Plaintiff will be entitled to dismissal of the petition and the relief provided under the bankruptcy code.

VIII. Inglobalvest agrees that it will deliver or cause to be delivered any and all stock certificates for OFSC it possesses, books and records of OFSC, and any and all property and assets of OFSC that it possesses to Furr and Cohen, P.A. on or before Tuesday, August 19, 2003, and that such items will be delivered by Furr and Cohen, P.A. to Schoeppl & Burke, P.A. on or before the close of business on Wednesday, August 20, 2003; provided, however, that the Plaintiff has fully complied with the terms of this settlement agreement. Inglobalvest also gives such other and further assurance that it will do all things necessary to transfer such items to the Plaintiff in an orderly fashions.

Carl F. Schoeppl, Esquire
July 18, 2003
Page 3


IX. Inglobalvest warrants and represents that the financial condition depicted in the books and records it tendered to the Plaintiff on July 15, 2003 were true, accurate, and complete as of that date, and that no known liabilities, contingent or otherwise, were omitted from disclosure in such records. Inglobalvest agrees to provide the Plaintiff with reasonable to such access to such records during the pendency of the settlement agreement, and the Plaintiff agrees not to contact OFSC's clients, vendors, and/or employees during the pendency of the settlement agreement .

X. Inglobalvest agrees to enter into a non-interference agreement with the Plaintiff with respect to OFSC.

XI. Inglobalvest agrees to appoint a representative to assist in an orderly change in control of the management and control of OFSC on or before Wednesday, August 20, 2003; provided however, that the Plaintiff has materially complied with its obligations under the settlement agreement.

XII. The Plaintiff agrees to make no public annoucement of the settlement agreement until its fully consummated; provided, however, that this provision shall not apply to any filings with the Court or to the extent that the Plaintiff is required to make such disclosure to comply with its obligations under the federal securities laws.

         Please provide me with your written confirmation of your and the Board's agreement to the terms set forth herein by executing this letter in the place indicated below. If there are any further terms or conditions not set forth herein or inaccurately represented, please notify me immediately in writing.

Thank you for your prompt attent to this matter.

                                        Very truly yours,

                                        FURR and COHEN, P.A.

                                        Marc P. Barmat
                                        Email: mbarmat@furrcohen.com
                                               ---------------------


MPB:jm

I HERE CERTIFY THAT I AM FULLY AUTHORIZED TO AND DO HERBY CONSENT TO THE TERMS AND CONDITIONS OF SETTLEMENT STATED ABOVE:


07-18-2003   /s/ Carl F. Schoeppl, Esquire
----------   ----------------------------------
             Carl F. Schoeppl, Esquire
             Schoeppl & Burke, P.A.
                                     Attorneys for Plaintiff, Championlyte
                                     Holdings, Inc. f/k/a Championlyte Products,
                                     Inc., a Florida Corporation
                                     Suite 207-D
                                     4800 North Federal Highway
                                     Boca Raton, FL 33431-5176

                      [LETTERHEAD OF FURR & COHEN, P.A. ]
                           One Boca Place, Suite 337W
                                2255 Glades Road
                           Boca Raton, Florida 33431
                                  561-395-0500



                        VIA FACSIMILE and U.S. MAIL


                                        July 21, 2003

Carl F. Schoeppl, Esquire
Schoeppl & Burke, PA.
Suite 207-D                                                     COPY
4800 North Federal Highway
Boca Raton, Florida 334331-5176

         Re:      Inglobalvest,Inc.
                  ChampionLyte Holdings,Inc. vs. Inglobalvest,Inc., et al. Case No. 2003 CA 005662 AF

     Privileged and Confidential. For settlement discussion purposes only.

Dear Mr. Schoeppl:

In follow-up to our July 18, 2003 agreement, please see the following:



1. In order to comply with paragraph 1,a., attached hereto is a copy of the appropriate wire instructions.

2. It is my understanding that you will fax to me today the documents associated with the assignment of the UCC-1 as related to the outstanding balance held by Churchill in the amount of $50,000.00. If this is not the case, please advise.

3. It is my understanding that you are going to prepare the Stipulation for Stay regarding the pending state court action. Please fax that to me at your earliest convenience so that I can sign it and return it to you for filing with the court.

4. Please provide to me your proposed Release and Covenant Not To Sue at your earliest convenience.

5. As soon as possible, please provide me with your proposed written statement exculpating Inglobalvest, Steve Sherb, Barry Patterson and Uche Osuji from any fraudulent acts as alleged in the Complaint.

6. Please advise when your client anticipates making its first payment to Christpher A. Valleau. Please remit the payments directly to Mr. Valleau at 6362 C Durham Drive, Lake Worth, FL 33467.

Carl F. Schoeppl, Esquire
July 21, 2003
Page 2

7. This is to confirm our July 19, 2003 conversation wherein you agreed that paragraph VII should be amended to add the following language following the second sentence of the paragraph:

                  The Plaintiff's right to assert such violation as evidence of bad faith is without prejudice to the Defendants' rights to rebut such asserttion.

8.       Paragragh   IX  should  be  amended  to   include,   "To  the  best  of
         Inglobalvest's knowledge" in the third line after "date ," and before "and".

Taking into account the revision referenced above, my signature below certifies that I consent to the terms and conditions of the Settlement as stated in the July 18, 2003 letter containing your signature.

         Thank you for your prompt attention to this matter.


                                        Very truly yours,

                                        FURR and COHEN, P.A.
                                        /s/ Marc P. Barmat
                                        Marc P. Barmat
                                        Email: mbarmat@furrcohen.com
                                               ---------------------


MPB:jm

I HERE CERTIFY THAT I AM FULLY AUTHORIZED TO AND DO HEREBY CONSENT TO THE TERMS AND CONDITIONS OF SETTLEMENT STATED ABOVE:


7/21/03              /s/ Marc P. Barmat
-----------          --------------------------
Date                 Marc P. Barmat, Esquire
                     FURR & COHEN, P.A.
                     Attorneys for Defendants, Inglobalvest, Inc., Steve Sherb,
                     Barry Patterson and Uche Osuji


MPB:jm
enc.


cc: Barry Patterson